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                                                                Exhibit 10.7

SLND      LENDER PARTICIPATION AGREEMENT FOR INSURANCE
          GUARANTEED STUDENT LOANS AND PLUS LOANS
          STUDENT LOANS OF NORTH DAKOTA - GUARANTOR
          SFN 50647-006 (11-95)

The parties to this agreement are First Bank National Association (the lender) and the State of North Dakota doing business as Bank of North Dakota acting as the Student Loans of North Dakota-Guarantor (SLND-Guarantor).

In consideration of the mutual promises contained herein, SLND-Guarantor hereby agrees and covenants to reimburse the Lender in accordance with the Higher Education Act of 1965, as amended, and the regulations issued thereunder (the "Act" and "Regulations" respectively) on any Guaranteed Student Loan or PLUS loan held by the Lender and insured pursuant to the terms of this agreement. The Lender hereby agrees and covenants to pay a premium as designated herein, that it is an "eligible lender" within the usage of that term under the Act and the Regulations, and to abide by and comply with the terms and conditions of this agreement.

TERMS AND CONDITIONS INCORPORATION OF LAW: This agreement is subject to, and hereby incorporates by reference as a part of this Agreement, the current provisions of, and subsequent amendments to the Act and the Regulations, the North Dakota Century Code Chapter 15-62.1 and SLND-Guarantor rules, regulations and procedures, including but not limited to items such as time, amount, rate, place, or manner of performance. The terms and conditions set forth in this agreement shall be subject to automatic modification and revision from time to time by the process of amendment and revision of the above cited material. Nothing in this agreement is intended to abrogate, modify, or limit the applicability of any of the above cited material.

FORMS: All forms necessary to the performance of obligations imposed by this agreement shall be provided by SLND-Guarantor. Any addition, substitution, or alteration of these forms provided by SLND-Guarantor shall be grounds for avoidance by SLND-Guarantor of any insurance obligation that would otherwise be imposed by this agreement.

DUE DILIGENCE: The Lender shall exercise due care and diligence in making, servicing, and collection of loans guaranteed pursuant to this agreement. In the servicing and collection of loans guaranteed under this agreement, due care and diligence requires the utilization of practices that are at least as extensive and forceful as those utilized by financial institutions in the servicing and collection of other consumer loans.

This does not, however, preclude the proof of existence or failure of due diligence by any other standards. Failure of due diligence with regard to any loan guaranteed hereunder, will, without precluding other remedies, constitute grounds of avoidance by SLND-Guarantor of its guaranty obligation on that loan.

RECORDS: The Lender shall compile and maintain complete, accurate, and current records of all documentation, communications (with the Student and SLND-Guarantor) correspondence, and account data which pertains to each student applying for and/or receiving a student loan guaranteed pursuant to this agreement. Such records required to be maintained will be specifically designated by SLND-Guarantor. These records shall be retained by the Lender in any reasonably accessible form for a period of at least five (5) years after the loan is either repaid in full or a claim by the Lender has been paid in full by SLND-Guarantor.

INSPECTION: The Lender shall, upon reasonable request, make available to SLND-Guarantor, the Department of Education or their duly designated representative any and all books, records, documentation (including, but not limited to, memoranda, correspondence and computer print-outs) necessary to assure and evidence compliance with this agreement and any applicable law. Such books, records, and documentation shall be available during regular office hours of any working day, no later than five (5) working days after the request for inspection. The material may be made available in whatever form retained (microfilm, computer data, or print), but whenever possible, the original document should be provided.


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In the event that SLND-Guarantor or the Secretary of Education shall have reasonable cause to believe that there exists a potential, substantial impairment of the interests of the State of North Dakota, SLND-Guarantor, the United States Government, or any eligible student, then SLND-Guarantor, acting through its Director, and the Secretary of Education reserve the right upon demand, of immediate inspection of such books, records, documentation, or other material as may pertain or be relevant to the accuracy and completeness of the Lender's records and reports, and compliance by the Lender with these terms and conditions.

TERMINATION: This agreement may he terminated by either party upon not less than ninety (90) days written notice, although such termination by SLND-Guarantor shall be for cause, and shall not become final until the Lender is afforded adequate notice and an opportunity for a hearing on the merits of SLND-Guarantor's claims and contentions. However, SLND-Guarantor shall have the power to suspend operation of this agreement, pending the outcome of said hearing, if SLND-Guarantor determines that such action is necessary to prevent substantial harm to the interests of the State of North Dakota, SLND-Guarantor, the United States Government, or any eligible student. Termination by either party shall not affect the obligations incurred under this agreement including loans guaranteed prior to the effective date of the termination. In the event that SLND-Guarantor shall have probable cause to believe that any of the assurances or representations made by the Lender are incomplete, inaccurate, or misleading and deceptive, or that there has been a failure by the Lender to comply with the terms and conditions of this agreement, in any material respect, then short of termination or suspension, the Director of SLND-Guarantor shall have the right to take any reasonable action necessary, including, but not limited to litigation, withholding of payments, probation, or limitation of eligibility, or requiring reimbursement of any funds expended or obligated to be expended by SLND-Guarantor as the result of reliance upon such assurances or representations or anticipation of compliance.

ASSIGNMENT: This agreement may not be transferred, assigned, or delegated either as to rights or responsibilities accruing thereunder to any other party. The terms and conditions of this agreement shall be binding upon the heirs and successors in interest of the respective parties as though original parties to this agreement.

WARRANTY: The lender hereby warrants and covenants that all assurances and representation, except those on which the Lender is given a right to rely in good faith, made by the Lender regarding any transactions pursuant to this agreement are complete and accurate statements of fact. Any representations made by the Lender, unless amended, shall be binding upon and against the Lender for the duration of the period of insurance coverage provided for herein.

DESIGNATED REPRESENTATIVE: Unless otherwise designated at any time over the duration of this agreement, the person(s) signing this agreement on behalf of each party shall be deemed to be the proper person(s) to whom notices and any other communications shall he directed.

SUBROGATION: Upon filing of a default claim, and as a condition precedent to reimbursement under the terms of this Agreement, the Lender shall assign to SLND-Guarantor all rights and responsibilities of the Lender pursuant to that note and to this Agreement as it pertains to that note.

CONDITION PRECEDENT: Compliance by the lender with the terms and conditions of this agreement, as they are to be complied with from time to time hereunder, shall be deemed a condition precedent to the insurance obligation imposed upon SLND-Guarantor hereunder.

REMEDIES: Unless otherwise provided, any noncompliance with the terms and conditions of this agreement shall subject the noncomplying party to any and all forms of remedial action, legal and equitable under the applicable laws of the State of North Dakota. No choice of remedies shall be required of the injured party.

MODIFICATION: Unless otherwise provided herein, any modification of the terms and conditions of this agreement shall not be effective unless evidenced by a writing signed by both parties.

SEVERABILITY: Should any provision of this agreement be found to be inapplicable or otherwise not binding on the parties, it is the intention of the parties that the remainder of the agreement shall remain in full force and effect upon the respective rights and obligations of the parties hereto.


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agreement shall remain in full force and effect upon the respective rights and obligations of the parties hereto.

This Agreement shall be effective from the date appearing below as the date of execution and acceptance by the authorized officer of the SLND-Guarantor.

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Eligible Lender Name and Address (Typed)
  First Bank National Association
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By (Authorized Officer of the Eligible Lender)                          Date
  /s/ Beth Dinndorf                                                       7/3/97
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Name and Title of Authorized Officer (Typed)
  Beth Dinndorf, Senior Vice President
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Address of Eligible Lender (Typed)
  601 Second Avenue South, Minneapolis, MN  55402
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Lender OE Number
  833405
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Eligible Lender's Designated Representative if Other Than the Authorized Officer
 Named Above (Typed)
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Student Loans of North Dakota Director                                    Date
/s/ Julie Kubisiak                                                        070897
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     White Copy - Guarantor               Yellow Copy - Lending Institution

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